Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of March 23, 2021, is entered into by and among SKECHERS U.S.A., INC., a Delaware corporation (the “Borrower”), BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and the Lenders and L/C Issuers parties hereto.

Unless otherwise specified herein, capitalized and/or initially capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement (as hereinafter defined) as amended hereby.

A.WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement, dated as of November 21, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

B.WHEREAS, the Borrower has requested that the Administrative Agent, the L/C Issuers and the Lenders party hereto, subject to the terms and conditions set forth herein, agree to effectuate certain modifications of the Credit Agreement.

NOW, THEREFORE, for and in consideration of the premises and mutual agreements herein contained and for the purposes of setting forth the terms and conditions of this Amendment and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be bound, hereby agree as follows:

1.Amendment to Credit Agreement. Subject to the terms and conditions of this Amendment, the Credit Agreement is amended by amending and restating the definition of “Letter of Credit” located in Section 1.01 of the Credit Agreement in its entirety to read as follows:

““Letter of Credit” means any standby or documentary letter of credit or documentary bankers’ acceptance issued by an L/C Issuer hereunder and shall include the Existing Letters of Credit.”

2.Effectiveness. This Amendment shall become effective when the Administrative Agent has received a fully-executed copy of this Amendment.

3.Representations. The Borrower hereby represents and warrants to the Administrative Agent that: (a) it has all necessary power and authority to execute and deliver this Amendment and perform its obligations hereunder, (b) no Default or Event of Default exists both before and after giving effect to this Amendment, (c) this Amendment and the Loan Documents, as amended hereby, constitute the legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, (d) all Liens created under the Loan Documents continue to be first priority (subject only to Liens permitted under Section 7.1 of the Credit Agreement) perfected Liens, and (e) the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true in all respects) as of such earlier date.

4.Ratification. Except as expressly modified in this Amendment, all of the terms, provisions and conditions of the Credit Agreement, as heretofore amended, shall remain unchanged and in full force and effect. Except as herein specifically agreed, the Credit Agreement and each other Loan Document are hereby ratified and confirmed and shall remain in full force and effect according to their terms. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any of the other Loan Documents, or constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents. This Amendment shall not constitute a course of dealing with Administrative Agent or any Lender at variance with the Credit Agreement or the other Loan Documents such as to require further notice by such Person to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future. The Borrower acknowledges and expressly agrees that Administrative Agent reserves the right to, and does in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents. The Borrower hereby: (i) affirms that it is indebted to the Administrative Agent and the Lenders under the terms and conditions of the Credit Agreement and the other Loan Documents, each of which constitutes the valid and binding obligation of the Borrower, enforceable in accordance with their respective terms, and that no offsets, expenses or counterclaims to its obligations thereunder exist; and (ii) affirmatively waives any right to challenge the liens and security interests granted in favor of the Administrative Agent under the Credit Agreement, the other Loan Documents or hereunder.

5.GOVERNING LAW. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

6.Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.

7.	Miscellaneous.

(a)Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 2, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.

(b)ENTIRE AGREEMENT. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF

PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

(c)Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(d)Incorporation. This Amendment shall form a part of the Credit Agreement, and all references to the Credit Agreement shall mean that document as hereby modified. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

(e)No Prejudice; No Impairment. This Amendment shall not prejudice any rights or remedies of the Administrative Agent or any Lender under the Credit Agreement or any other Loan Documents as hereby amended. The Administrative Agent reserves, without limitation, all rights which it has against any guarantor or endorser of the Obligations.

[Signatures Immediately Follow]

IN WITNESS WHEREOF, the undersigned have executed this First Amendment to Credit Agreement as of the date first written above.

BORROWER:

SKECHERS U.S.A., INC.
By: /s/ John Vandemore
Name: John Vandemore
Title: Chief Financial Officer

BANK OF AMERICA, N.A.,
as Administrative Agent, a Lender and L/C Issuer
By: /s/ David R. Barney
Name: David R. Barney
Title: Senior Vice President

JPMORGAN CHASE BANK, N.A.,
as a Lender and L/C Issuer
By: /s/ Anna C. Araya
Name: Anna C. Araya
Title: Executive Director

HSBC BANK USA, N.A.,
as a Lender and L/C Issuer
By: /s/ Jaime Mariano
Name: Jaime Mariano
Title: Senior Vice President #21440

BANK OF CHINA, LOS ANGELES BRANCH,
as a Lender
By: /s/ Yong Ou
Name: Yong Ou
Title: SVP and Branch Manager

MUFG UNION BANK., N.A.,
as a Lender
By: /s/ Reema Sharma
Name: Reema Sharma
Title: Authorized Signatory

CITY NATIONAL BANK,
as a Lender
By: /s/ Scott Sanford
Name: Scott Sanford
Title: Vice President

Signature Page to First Amendment to Credit Agreement